Execution Version ny-2686972 WAIVER AND INCREMENTAL AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT This WAIVER AND INCREMENTAL AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of March 14, 2024 (this “Amendment”), is among FOUR CORNERS OPERATING PARTNERSHIP, LP, a Delaware limited partnership, as borrower (the “Borrower”), the Guarantors party hereto, the Lenders party hereto constituting the Required Lenders under the Credit Agreement (as defined below), the Lenders party hereto constituting the Required Facility Lenders with respect to the Term Loans A-4, the Lenders party hereto constituting the Term Loan A-5 Lenders (as defined below), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), and BARCLAYS BANK PLC, as Lead Arranger (“Barclays”). Reference is made to the Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 25, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Four Corners Property Trust, Inc., a Maryland corporation (the “Company”), the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby. RECITALS WHEREAS, the Borrower has notified the Administrative Agent and Barclays that it wishes to establish a New Term Loan Tranche in an aggregate principal amount of $85,000,000 in accordance with Section 2.04 of the Credit Agreement; WHEREAS, each financial institution executing a signature page hereto as a “Term Loan A-5 Lender” (each a, “Term Loan A-5 Lender”) has agreed to make a term loan (constituting a New Term Loan Tranche under Section 2.04 of the Credit Agreement) to the Borrower (collectively, the “Term Loans A-5”) in the amount set forth opposite its name in the commitment schedule attached hereto as Schedule A (a “Term Loan A-5 Commitment”), upon the terms and subject to the conditions set forth herein and in the Credit Agreement, as amended hereby; and WHEREAS, in connection with the incurrence by the Borrower of the Term Loans A-5 the Borrower has requested that the Administrative Agent and the Required Lenders waive the requirement set forth in clause (a) of the second paragraph of Section 2.04 of the Credit Agreement that the maturity date of any New Term Loan that is a New Term Loan Tranche shall be no earlier than the Term Loan A-4 Maturity Date and shall not have a weighted average maturity earlier than the latest maturity date of the existing Term Facility (the “New Term Loan Maturity Date Requirement”). NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows: SECTION 1. WAIVER. As of the Waiver Effective Date (as defined below), the Required Lenders party hereto and the Required Facility Lenders with respect to the Term Loans A-4 party hereto each hereby waive the New Term Loan Maturity Date Requirement solely in

2 ny-2686972 connection with the establishment of the Term Loans A-5 occurring on the Incremental Effective Date (as defined below). SECTION 2. NEW TERM LOAN TRANCHE; AMENDMENTS TO CREDIT AGREEMENT. On the Incremental Effective Date (as defined below), subject to the terms and conditions set forth herein and in the Credit Agreement, as amended hereby, the Term Loan A-5 Lenders severally agree to make the Term Loans A-5 to the Borrower in accordance with this Amendment and the applicable provisions of the Credit Agreement, as amended hereby, by delivering to the Administrative Agent immediately available funds in an amount equal to its Term Loan A-5 Commitment in effect on such date. In connection with the establishment of the Term Loans A-5, the Borrower, the Term Loan A-5 Lenders, and the Administrative Agent hereby agree that as of the Incremental Effective Date the Credit Agreement is hereby amended as follows: (i) Each of the following definitions in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: “Applicable Rate” means, for any day, with respect to any ABR Loan, Term Benchmark Loan and RFR Loan, the applicable rate per annum determined as set forth below. (a) for Revolving Loans, the “Facility Fee Rate” shall be determined solely by the Applicable Credit Ratings in the table below: Level I Applicable Credit Rating A-/A3 or higher Level II Applicable Credit Rating BBB+ / Baa1 Level III Applicable Credit Rating BBB / Baa2 Level IV Applicable Credit Rating BBB- / Baa3 Level V Applicable Credit Rating Below BBB- / Baa3 or unrated Facility Fee Rate 0.125% 0.15% 0.20% 0.25% 0.30% (b) for Term Loans and Revolving Loans, the “Term Benchmark Loan - Applicable Rate” and “RFR Loan – Applicable Rate” shall be determined solely by the Applicable Credit Ratings in the table below: Level I Applicable Credit Rating A-/A3 or higher Level II Applicable Credit Rating BBB+ / Baa1 Level III Applicable Credit Rating BBB / Baa2 Level IV Applicable Credit Rating BBB- / Baa3 Level V Applicable Credit Rating Below BBB- / Baa3 or unrated Revolving Loan Applicable Rate 0.725% 0.775% 0.850% 1.050% 1.400% Term Loans A-1 0.80% 0.85% 1.00% 1.25% 1.65%

	Level I Applicable Credit Rating A-/A3 or higher	Level II Applicable Credit Rating BBB+ / Baa1	Level III Applicable Credit Rating BBB / Baa2	Level IV Applicable Credit Rating BBB- / Baa3	Level V Applicable Credit Rating Below BBB- / Baa3 or unrated
Applicable Rate					
Term Loans A-2 Applicable Rate	0.80%	0.85%	1.00%	1.25%	1.65%
Term Loans A-3 Applicable Rate	0.80%	0.85%	0.95 %	1.20%	1.60%
Term Loans A-4 Applicable Rate	0.80%	0.85%	0.95 %	1.20%	1.60%
Term Loans A-5 Applicable Rate	0.80%	0.85%	0.95 %	1.20%	1.60%

(c) for Term Loans and Revolving Loans, the "ABR - Applicable Rate" shall be determined solely by the Applicable Credit Ratings in the table below:

	Level I Applicable Credit Rating A-/A3 or higher	Level II Applicable Credit Rating BBB+ / Baa1	Level III Applicable Credit Rating BBB / Baa2	Level IV Applicable Credit Rating BBB- / Baa3	Level V Applicable Credit Rating Below BBB- / Baa3 or unrated
Revolving Loan Applicable Rate	0.00%	0.00%	0.00%	0.050%	0.400%
Term Loans A-1 Applicable Rate	0.00%	0.00%	0.00%	0.25%	0.65%

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	Level I Applicable Credit Rating A-/A3 or higher	Level II Applicable Credit Rating BBB+ / Baa1	Level III Applicable Credit Rating BBB / Baa2	Level IV Applicable Credit Rating BBB- / Baa3	Level V Applicable Credit Rating Below BBB- / Baa3 or unrated
Term Loans A-2 Applicable Rate	0.00%	0.00%	0.00%	0.25%	0.65%
Term Loans A-3 Applicable Rate	0.00%	0.00%	0.00%	0.20%	0.60%
Term Loans A-4 Applicable Rate	0.00%	0.00%	0.00%	0.20%	0.60%
Term Loans A-5 Applicable Rate	0.00%	0.00%	0.00%	0.20%	0.60%

If at any time the Company has two (2) Applicable Credit Ratings, the Applicable Rate and Facility Fee Rate shall be the rate per annum applicable to the highest Applicable Credit Rating; provided that if the highest Applicable Credit Rating and the lowest Applicable Credit Rating are more than one ratings category apart, the Applicable Rate and Facility Fee Rate shall be the rate per annum applicable to Applicable Credit Rating that is one ratings category below the highest Applicable Credit Rating. If at any time the Company has three (3) Applicable Credit Ratings, and such Applicable Credit Ratings are split, then: (A) if the difference between the highest and the lowest such Applicable Credit Ratings is one ratings category (e.g. Baa2 by Moody's and BBB- by S&P or Fitch), the Applicable Rate and Facility Fee Rate shall be the rate per annum that would be applicable if the highest of the Applicable Credit Ratings were used; and (B) if the difference between such Applicable Credit Ratings is two ratings categories (e.g. Baa1 by Moody's and BBB- by S&P or Fitch) or more, the Applicable Rate and Facility Fee Rate shall be the rate per annum that would be applicable if the average of the two (2) highest Applicable Credit Ratings were used, provided that if such average is not a recognized rating category, then the Applicable Rate and Facility Fee Rate shall be the rate per annum that would be applicable if the second highest Applicable Credit Rating of the three were used. If at any time the Company has only one Applicable Credit Rating (and such Credit Rating is from Moody's or S&P), the Applicable Rate and Facility Fee Rate shall be the rate per annum applicable to such Applicable Credit Rating. If the Company does not have an Applicable Credit Rating from either Moody's or S&P, the Applicable Rate and Facility Fee Rate shall be the rate per annum applicable to an Applicable Credit Rating of "below BBB-/Baa3 or unrated" in the tables above.

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5 ny-2686972 Each change in the Applicable Rate and Facility Fee Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s, S&P or Fitch shall change, or if such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate and Facility Fee Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation. Any adjustment in the Applicable Rate shall be applicable to all existing Loans. “Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing are Revolving Loans, Term Loans A-1, Term Loans A- 2, Term Loans A-3, Term Loans A-4 or Term Loans A-5. “Documentation Agents” means (i) Truist Bank, The Huntington National Bank, and Mizuho Bank, Ltd., each in its capacity as a documentation agent hereunder in respect of the Term Loans A-3 and Term Loans A-4, (ii) U.S. Bank National Association, Wells Fargo Bank, National Association, Raymond James Bank, and Morgan Stanley Senior Funding, Inc., each in its capacity as a documentation agent hereunder in respect of the Revolving Facility, Term Loans A-1 and Term Loans A-2, (iii) Fifth Third Bank, National Association, in its capacity as a documentation agent hereunder in respect of the Revolving Facility, Term Loans A-1, Term Loans A-2, Term Loans A-3 and Term Loans A-4 and (iv) Truist Bank, The Huntington National Bank, Wells Fargo Bank, National Association, Raymond James Bank, and Mizuho Bank, Ltd., each in its capacity as a documentation agent hereunder in respect of the Term Loans A-5. “Interest Period” means with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one (1), three (3) or six (6) months thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (iii) no tenor that has been removed from this definition pursuant to Section 2.13(e) shall be available for specification in such Borrowing Request or Interest Election Request, and (iv) the initial Interest Period for each of the Term Loans A-3, Term Loans A-4 and Term Loans A-5 may end during an irregular Interest Period as mutually agreed to by Administrative Agent and the Borrower. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Joint Lead Arrangers” means (i) JPMorgan Chase Bank, N.A., and BofA Securities, Inc., each in its capacity as a joint lead arranger hereunder in respect of the Revolving Facility, Term Loans A-1, Term Loans A-2, Term Loans A-3 and Term Loans A-4, (ii) Wells Fargo Securities,

6 ny-2686972 LLC and U.S. Bank National Association, each in its capacity as a joint lead arranger hereunder in respect of the Revolving Facility, Term Loans A-1, and Term Loans A-2, (iii) The Huntington National Bank, Mizuho Bank, Ltd., Truist Bank, and Fifth Third Bank, National Association, each in its capacity as a joint lead arranger hereunder in respect of the Term Loans A-3, and Term Loans A-4 and (iv) Barclays Bank PLC, The Huntington National Bank, Mizuho Bank, Ltd., Wells Fargo Bank, National Association, Raymond James Bank, and Truist Securities, Inc., each in its capacity as a joint lead arranger hereunder in respect of the Term Loans A-5. “Maturity Date” means the Revolving Maturity Date, the Term Loan A-1 Maturity Date, the Term Loan A-2 Maturity Date, the Term Loan A-3 Maturity Date, the Term Loan A-4 Maturity Date, or Term Loan A-5 Maturity Date, as the context may require. (ii) Each of the following definitions is hereby added to Section 1.01 of the Credit Agreement in alphabetical order as follows: “Incremental Amendment” means the Waiver and Incremental Amendment No. 1 to Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 14, 2024, by and among Borrower, the Guarantors, the Lenders party thereto, and the Administrative Agent. “Incremental Effective Date” means March 14, 2024. “Syndication Agent” means Bank of America, N.A., in its capacity as a syndication agent hereunder in respect of the Revolving Facility, Term Loans A-1, Term Loans A-2, Term Loans A- 3 and Term Loans A-4, and Barclays Bank PLC, in its capacity as a syndication agent hereunder in respect of the Term Loans A-5. “Term Loan A-5 Lenders” means all Lenders with an outstanding Term Loans A-5. “Term Loan A-5 Maturity Date” means March 14, 2027, subject to extension as provided in Section 2.21. “Term Loans A-5” means all Term Loans made by the Term Loan A-5 Lenders to the Borrower on the Incremental Effective Date pursuant to the Incremental Amendment. As of the Incremental Effective Date, the aggregate outstanding principal amount of Term Loans A-5 is $85,000,000. (iii) Section 2.09(a) of the Credit Agreement is hereby amended and restated in its entirety as follows: (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Lender, the then unpaid principal amount of each Revolving Loan on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Term Loan A-1 Lender, the then unpaid principal amount of each Term Loans A-1 on the Term Loan A-1 Maturity Date, (iii) to the Administrative Agent for the account of each Term Loan A-2 Lender, the then unpaid principal amount of each Term Loans A-2 on the Term Loan A-2 Maturity Date; (iv) to the Administrative Agent for the account of each Term Loan A-3 Lender, the then unpaid principal amount of each Term Loans A-3

7 ny-2686972 on the Term Loan A-3 Maturity Date; (v) to the Administrative Agent for the account of each Term Loan A-4 Lender, the then unpaid principal amount of each Term Loans A-4 on the Term Loan A-4 Maturity Date; and (vi) to the Administrative Agent for the account of each Term Loan A-5 Lender, the then unpaid principal amount of each Term Loans A-5 on the Term Loan A-5 Maturity Date; provided that if any such Maturity Date is not a Business Day, such Maturity Date shall be deemed to be the immediately preceding Business Day. (iv) Section 2.21 of the Credit Agreement is hereby amended by adding the following text immediately after the text “Section 2.20” in clause (b)(ii) thereof: “and no Extension Request with respect to the Term Loans A-5 may be delivered unless the Borrower shall have first exercised and satisfied (as determined by the Administrative Agent) all of the conditions precedent to the effectiveness of all available extension options in respect of the Term Loan A-5 Maturity Date pursuant to, and in accordance with, Section 2.22;”. (v) Article II of the Credit Agreement is hereby amended by adding a new Section 2.22 after Section 2.21 thereof to read in its entirety as follows: Section 2.22. Extension of Term Loan A-5 Maturity Date. The Borrower shall have one (1) option (which shall be binding on the Term Loan A-5 Lenders), exercisable by written notice to the Administrative Agent (which shall promptly notify each of the Term Loan A- 5 Lenders) given no more than ninety (90) days nor less than thirty (30) days prior to the then-current Term Loan A-5 Maturity Date to extend the Term Loan A-5 Maturity Date for a period of twelve (12) months. Upon delivery of such notice, notwithstanding anything herein to the contrary, the Term Loan A-5 Maturity Date shall be extended for twelve (12) months so long as the following conditions are satisfied: (i) no Default or Event of Default has occurred and is continuing as of the effective date of such extension and after giving effect thereto; (ii) the representations and warranties made or deemed made in any Loan Document shall be true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) as of the effective date of such extension except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on and as of such earlier date); (iii) if the Guaranty Release has not occurred, each Guarantor shall have provided to the Administrative Agent an affirmation and consent to such extension, in form and substance reasonably acceptable to the Administrative Agent; (iv) the Borrower shall have paid an extension fee equal to 0.15% of the aggregate amount of the then outstanding Term Loans A-5 (to the Administrative Agent for the ratable benefit of the Term Loan A-5 Lenders); and (v) the Borrower shall have paid all other outstanding fees, expenses and other amounts which are due and payable pursuant to this Agreement. (vi) Schedule 2.01 of the Credit Agreement is hereby amended by amending and restating the table under the heading “Term Loans” to read in its entirety as set forth on Schedule B hereto.

8 ny-2686972 SECTION 3. CONDITIONS PRECEDENT. (i) The waiver set forth in Section 1 hereof will become effective on the date (such date, the “Waiver Effective Date”) of receipt by the Administrative Agent of executed signature pages to this Amendment from the Borrower, the Guarantors, the Lenders party hereto constituting the Required Facility Lenders with respect to the Term Loans A-4, and the Required Lenders. (ii) The obligations of the Term Loan A-5 Lenders to make the Term Loans A-5 to the Borrower hereunder and the amendments to the Credit Agreement set forth in Section 2 hereof will become effective on the date (such date, the “Incremental Effective Date”) the following conditions are satisfied or waived: (A) the Waiver Effective Date shall have occurred; (B) after giving pro forma effect to the borrowing of the Term Loans A-5 and the use of proceeds thereof, (i) no Default or Event of Default shall exist as of the Incremental Effective Date and (ii) as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01 of the Credit Agreement, the Borrower would have been in pro forma compliance with the financial covenants set forth in Section 6.12 of the Credit Agreement; (C) the representations and warranties made or deemed made by any Loan Party in any Loan Document shall be true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) as of the Incremental Effective Date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents; (D) the Administrative Agent shall have received each of the following, in form and substance reasonably satisfactory to the Administrative Agent: (i) copies certified by the Secretary or Assistant Secretary of each Loan Party or certifications that the same have not changed since the Effective Date (A) all corporate or other necessary action taken by the Borrower to authorize the Term Loans A-5 and (B) all corporate, partnership, member, or other necessary action taken by each Guarantor authorizing the Guaranty by such Guarantor of the Term Loans A-5; (ii) customary opinions (addressed to the Administrative Agent and the Term Loan A-5 Lenders and dated as of the Incremental Effective Date) of Latham & Watkins LLP, counsel for the Company, the Borrower and the other Loan Parties and Ballard Spahr LLP, special Maryland counsel to the Company, and (iii) if

9 ny-2686972 requested by any Term Loan A-5 Lender, new notes executed by the Borrower, payable to any Term Loan A-5 Lender; (E) Barclays shall have received the arrangement, bookrunner, upfront and other fees (for its own account or the account of the Term Loan A-5 Lenders, as applicable) as set forth in the Fee Letter, dated as of February 15, 2024, by and among Barclays, the Borrower and the Company and the other Fee Letters between any joint lead arranger of the Term Loans A-5, the Borrower and the Company; (F) the Borrower shall have, to the extent invoiced at least two (2) Business Days prior to the Incremental Effective Date, reimbursed the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses as required under Section 9.03 of the Credit Agreement in connection with the preparation, negotiation, execution and delivery of this Amendment; and (G) the Administrative Agent and the Term Loan A-5 Lenders shall have received all documentation and other information about the Loan Parties as shall have been reasonably requested by the Administrative Agent and such Term Loan A-5 Lenders that they shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act to the extent such information is reasonably requested in writing at least ten (10) Business Days prior to the date hereof. SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that the following statements are true, correct and complete: (i) the execution and delivery of this Amendment is within the Borrower’s partnership powers and has been duly authorized by all necessary partnership or other organizational action on the part of the Borrower; (ii) the execution and delivery of this Amendment (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter or any order, judgment or decree of any Governmental Authority, by-laws or other organizational documents of the Borrower or any of its Subsidiaries, (c) will not violate or result in a default under any indenture, loan agreement, credit agreement, promissory note, letter of credit or other agreement binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, in each case to the extent such violation or default could reasonably be expected to have a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries (other than Liens created under the Loan Documents);

10 ny-2686972 (iii) this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (iv) the representations and warranties made or deemed made by the Loan Parties in the Credit Agreement are true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents; and (v) no Default or Event of Default has occurred and is continuing. SECTION 5. ACKNOWLEDGEMENT, AGREEMENT AND CONSENT AND REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS. (i) Each of the Guarantors has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor, as applicable, under the Guaranty and each of the other Loan Documents to which such Guarantor is a party shall not be impaired, and the Guaranty and the other Loan Documents to which such Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. (ii) Each of the Guarantors and the Borrower hereby acknowledges and agrees that the Obligations guaranteed under the Guaranty will include all Obligations under, and as defined in, the Credit Agreement as amended by this Amendment. (iii) Each of the Guarantors acknowledges and agrees that (i) such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement. SECTION 6. MISCELLANEOUS. (i) Reference to and Effect on the Loan Documents. (A) On and after the Waiver Effective Date and Incremental Effective Date, each reference in any Loan Document to any Loan Document amended hereby shall mean and be a reference to such Loan Document as amended by this Amendment. (B) Except as specifically amended or waived by this Amendment, each of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

11 ny-2686972 (C) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Issuing Banks or any Lender under the Credit Agreement or any of the other Loan Documents. (D) This Amendment shall constitute a Loan Document and a “Additional Credit Extension Amendment” pursuant to Section 2.04 of the Credit Agreement. (ii) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect. (iii) Applicable Law, Etc. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 9.10(b), 9.10(c) and 9.11 of the Credit Agreement are hereby incorporated by reference as if fully set forth herein. (iv) Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature, and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. This Amendment shall become effective on the date first written above upon the Administrative Agent’s receipt of counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Lenders party hereto.

12 ny-2686972 [Signature Pages Follow]

THE UNDERSIGNED APPROVES THE WAIVER SET FORTH IN SECTION 1: BARCLAYS BANK PLC, as a Lender By: Name: Craig Malloy Title: Director [Signature Page to Waiver and Incremental Amendment]

THE UNDERSIGNED APPROVES THE WAIVER SET FORTH IN SECTION 1: Bank of America, N.A., as a Lender By: Name: Kyle Pearson Title: Senior Vice President [Signature Page to Waiver and Incremental Amendment]

[Signature Page to Waiver and Incremental Amendment] THE UNDERSIGNED APPROVES THE WAIVER SET FORTH IN SECTION 1: MIZUHO BANK, LTD., as a Lender By:__________________________________ Name: Donna DeMagistris Title: Executive Director

THE UNDERSIGNED APPROVES THE WAIVER SET FORTH IN SECTION 1: MORGAN STANLEY BANK, N.A., as a Lender By: Name: Jack Kuhns Title: Authorized Signatory [Signature Page to Waiver and Incremental Amendment] DocuSign Envelope ID: 7E83DEF9-1565-4FD9-B18C-C23A764481E2

THE UNDERSIGNED APPROVES THE WAIVER SET FORTH IN SECTION 1: Goldman Sachs Bank USA, as a Lender By: Name: Dan Martis Title: Authorized Signatory [Signature Page to Waiver and Incremental Amendment]

THE UNDERSIGNED APPROVES THE WAIVER SET FORTH IN SECTION 1: TRUIST BANK , as a Lender By: Name: Trudy Wilson Title: Vice President [Signature Page to Waiver and Incremental Amendment]

THE UNDERSIGNED APPROVES THE ESTABLISHMENT OF THE TERM LOANS A-5 AND THE AMENDMENTS TO THE CREDIT AGREEMENT SET FORTH IN SECTION 2, AND AGREES TO BE A TERM LOAN A-5 LENDER: BARCLAYS BANK PLC, as a Term Loan A-5 Lender By: Name: Craig Malloy Title: Director [Signature Page to Waiver and Incremental Amendment]

[Signature Page to Waiver and Incremental Amendment] THE UNDERSIGNED APPROVES THE ESTABLISHMENT OF THE TERM LOANS A-5 AND THE AMENDMENTS TO THE CREDIT AGREEMENT SET FORTH IN SECTION 2, AND AGREES TO BE A TERM LOAN A-5 LENDER: MIZUHO BANK, LTD., as a Term Loan A-5 Lender By:__________________________________ Name: Donna DeMagistris Title: Executive Director

TRUIST BANK, as a Term Loan A-5 Lender By: Name: Trudy Wilson Title: Vice President [Signature Page to Waiver and Incremental Amendment]

US-DOCS\148894254.2 ny-2686972 Schedule A Term Loan A-5 Lenders Term Loan A-5 Commitment Barclays Bank PLC $15,000,000.00 Wells Fargo Bank, National Association $15,000,000.00 Raymond James Bank $15,000,000.00 The Huntington National Bank $15,000,000.00 Mizuho Bank, Ltd. $15,000,000.00 Truist Bank $10,000,000.00 TOTAL $85,000,000.00

Schedule B

Term Loans

Term Loan Lender Name	Term Loans A-1	Term Loans A-2	Term Loans A-3	Term Loans A-4	Term Loans A-5
JPMorgan Chase Bank, N .A.	$18,000,000.00	$12,000,000.00	$13,000,000.00	$13,000,000.00	$0
Bank of America, N.A.	$18,000,000.00	$12,000,000.00	$13,000,000.00	$13,000,000.00	$0
Wells Fargo Bank, National Association	$18,000,000.00	$12,000,000.00	$0	$0	$15,000,000.00
U.S. Bank National Association	$18,000,000.00	$12,000,000.00	$0	$0	$0
Fifth Third Bank, National Association	$15,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00	$0
Raymond James Bank	$15,000,000.00	$10,000,000.00	$0	$0	$15,000,000.00
Banco de Sabadell, S.A., Miami Branch	$0	$0	$6,750,000.00	$6,750,000.00	$0
The Huntington National Bank	$12,000,000.00	$8,000,000.00	$12,500,000.00	$12,500,000.00	$15,000,000.00
Truist Bank	$12,000,000.00	$8,000,000.00	$12,500,000.00	$12,500,000.00	$10,000,000.00

ny-2686972

ny-2686972 Mizuho Bank, Ltd. $0 $0 $12,500,000.00 $12,500,000.00 $15,000,000.00 Barclays Bank PLC $3,000,000.00 $2,000,000.00 $0 $0 $15,000,000.00 Goldman Sachs Bank USA $3,000,000.00 $2,000,000.00 $6,750,000.00 $6,750,000.00 $0 First Horizon Bank $6,000,000.00 $4,000,000.00 $3,000,000.00 $3,000,000.00 $0 American Savings Bank, F.S.B. $12,000,000.00 $8,000,000.00 $0 $0 $0 TOTAL: $150,000,000.00 $100,000,000.00 $90,000,000.00 $90,000,000.00 $85,000,000.00